EXHIBIT 99.1
Unaudited
Mid-Quarter Update to Financial Supplement
November 30, 2006
Table of Contents

REVIEW OF FINANCIAL TRENDS	2
CONSOLIDATED SELECTED AVERAGE BALANCES	4
CAPITALIZATION	5
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS	5
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES	6
ASSET MANAGEMENT PERFORMANCE MEASURES	7
NATIONAL CITY MORTGAGE STATISTICS	7
FIRST FRANKLIN STATISTICS	8

National City Corporation
Review of Financial Trends
This review contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation’s business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.
Earning Assets, Net Interest Margin, and Net Interest Income
Consistent with recent trends, commercial loan outstandings continue to grow, while the residential real estate and home equity line of credit portfolios are experiencing net declines due to the ongoing “originate-and-sell” strategy for certain of these assets. As a result, overall loan portfolio balances and average earning assets will likely show a linked-quarter decline. Net interest margin has been and is expected to remain relatively stable.
Loan Sales and Servicing
Gain-on-sale margins at National City Mortgage, while benefiting from some improvement in competitive conditions, are showing a mild decline overall due to an increase in wholesale originations, which tend to have lower margins. At National Home Equity, four home equity line sales totaling approximately $2.4 billion, and four home equity loan sales totaling approximately $1.1 billion have been or are expected to be completed this quarter, with gross gain-on-sale margins averaging around 3.4 percent. Gain-on-sale margins for current First Franklin production have been in the two percent area. In addition, $3.6 billion of First Franklin loans that had been in portfolio but moved to held for sale at September 30 were sold in November for a small gain. The total amount sold was less than originally planned due to payoffs and exclusions permitted by the sale contract. Another sale of approximately $650 million is expected to close in December.

Mortgage servicing right (MSR) net hedging results were a net loss of approximately $45 million pre-tax through the first two months of the quarter.
Credit Quality
Fourth quarter credit trends continue to display relative stability in the core commercial and consumer portfolios. A series of residential development and construction loans referenced in our third quarter earnings conference call, totaling $48 million and involving a single developer, were placed in non-accrual status this quarter. Deterioration is evident in the non-conforming (First Franklin) residential real estate portfolio, which is in run-off. With respect to that portfolio, it is likely that the allocated allowance will be increased, with an additional provision for loan losses currently estimated at $55 million pre-tax for the fourth quarter.
In addition, a portion of the First Franklin portfolio losses covered by third party insurance are subject to reinsurance arrangements in which the Corporation participates in a layer of losses, with a maximum exposure of $130 million. These losses, recorded as non-interest expense in the Consumer and Small Business unit, are forecasted to be approximately $65 million pre-tax in the fourth quarter, bringing cumulative losses to $80 million and leaving a remaining exposure of $50 million under the reinsurance arrangements.
Capital
Other than 600,000 shares acquired in early October, there has been no share repurchase activity in the fourth quarter, due to restrictions associated with pending acquisition transactions. These restrictions will continue into early January, and as a result, the ratio of tangible common equity to assets, 7.34% at November 30, will remain substantially above the current target of 6.50% through year end.
Other
On December 1, 2006, National City completed its previously announced acquisition of Harbor Federal of Fort Pierce, Florida, for a total consideration of 31 million shares of common stock. The Corporation’s other Florida acquisition, Fidelity Bancshares of West Palm Beach, is expected to close in early 2007.
The previously announced sale of the First Franklin origination and servicing platform is expected to close by year end, subject to regulatory approval. Upon closing, the Corporation will realize a gain of approximately $1 billion pre-tax, approaching $1.00 per share after tax.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005

ASSETS
Available for sale securities, at cost	$7,854	$7,856	$7,897	$7,915	$7,810	$7,854	$7,889	$7,661	$7,635	$7,744	$7,779	$7,796	$7,698
Portfolio loans:
Commercial	$29,918	$29,775	$29,594	$29,514	$29,530	$29,045	$28,656	$28,429	$27,644	$27,447	$27,355	$27,437	$27,586
Commercial construction	3,994	3,896	3,798	3,739	3,636	3,585	3,520	3,415	3,410	3,456	3,414	3,340	3,295
Commercial real estate	11,861	11,954	11,992	12,015	12,172	12,197	12,119	11,981	11,922	11,964	12,175	12,254	12,064
Residential real estate	23,286	23,463	24,425	30,203	30,706	31,368	31,842	32,225	32,890	33,118	32,774	32,672	32,809
Home equity lines of credit	14,861	15,104	15,401	15,696	15,784	16,798	17,070	17,400	20,524	20,932	21,477	21,435	21,345
Credit card and other unsecured lines of credit	2,803	2,747	2,710	2,645	2,610	2,577	2,529	2,479	2,484	2,505	2,555	2,519	2,436
Other consumer	5,253	5,358	5,393	5,283	5,234	5,902	6,033	6,101	6,050	6,057	5,978	5,678	5,771

Total portfolio loans	$91,976	$92,297	$93,313	$99,095	$99,672	$101,472	$101,769	$102,030	$104,924	$105,479	$105,728	$105,335	$105,306

Loans held for sale or securitization:
Commercial	$35	$36	$44	$52	$50	$100	$66	$39	$13	$11	$11	$14	$33
Commercial real estate	39	172	167	92	90	107	108	213	136	47	73	121	174
Residential real estate:
National City Mortgage	5,547	5,513	5,395	5,674	5,830	5,850	5,825	5,605	5,220	5,327	6,014	6,784	7,069
First Franklin	4,060	3,681	3,750	3,799	3,745	3,133	2,693	2,481	2,278	2,061	2,603	2,642	2,920
National Home Equity	581	654	1,043	775	471	652	592	427	258	124	—	—	—
National City Home Loan Services	4,876	5,890	5,349	—	—	—	—	—	—	—	—	—	—

Total residential real estate loans held for sale	15,064	15,738	15,537	10,248	10,046	9,635	9,110	8,513	7,756	7,512	8,617	9,426	9,989
Automobile loans	—	—	—	—	—	—	—	—	—	—	—	—	2,178
Credit card loans	—	—	—	—	—	—	—	—	398	425	425	415	207
Home equity lines of credit	2,236	3,509	3,289	2,928	2,736	3,746	3,574	3,055	407	613	—	—	—
Student loans	4	8	14	18	12	4	3	4	4	4	4	4	3

Total loans held for sale or securitization	$17,378	$19,463	$19,051	$13,338	$12,934	$13,592	$12,861	$11,824	$8,714	$8,612	$9,130	$9,980	$12,584

LIABILITIES
Deposits:
Noninterest bearing	$16,507	$16,473	$16,593	$16,804	$16,818	$16,960	$16,861	$17,355	$16,830	$16,607	$16,844	$17,606	$17,809
NOW and money market accounts	29,370	28,895	28,819	28,842	28,771	28,865	28,731	29,023	28,603	28,201	28,282	28,401	28,115
Savings accounts	1,790	1,820	1,854	1,895	1,960	2,012	2,038	2,077	2,098	2,089	2,128	2,172	2,185
Consumer time	22,198	22,096	22,049	22,025	21,826	21,671	21,534	21,188	20,959	20,684	20,574	20,370	20,115

Core deposits	69,865	69,284	69,315	69,566	69,375	69,508	69,164	69,643	68,490	67,581	67,828	68,549	68,224
Other	4,375	4,714	5,278	5,259	5,095	5,249	6,167	6,136	6,453	6,553	6,612	6,863	6,753
Foreign	10,147	10,042	8,933	9,232	8,469	8,696	7,383	6,478	6,771	8,976	9,709	7,729	9,479

Total deposits	$84,387	$84,040	$83,526	$84,057	$82,939	$83,453	$82,714	$82,257	$81,714	$83,110	$84,149	$83,141	$84,456

Federal funds borrowed and security repurchase agreements	$7,100	$8,356	$7,903	$6,625	$6,130	$5,759	$4,773	$4,811	$5,684	$5,891	$6,988	$7,541	$8,986
Borrowed funds	2,098	2,428	2,168	1,846	1,772	2,373	3,602	2,298	1,968	2,635	1,981	3,059	2,401
Long-term debt	25,839	25,566	27,451	29,132	31,648	32,925	32,940	33,402	33,128	31,374	30,622	31,452	31,394
Memo:
Noninterest bearing escrow balances	$4,169	$4,037	$4,129	$4,273	$4,343	$4,218	$4,006	$4,031	$3,824	$3,620	$3,506	$4,136	$4,346
Interest bearing escrow balances	136	131	128	134	148	144	139	133	134	135	140	139	135
Noninterest bearing deposits excluding escrow balances	12,338	12,436	12,464	12,531	12,475	12,742	12,855	13,324	13,006	12,987	13,338	13,470	13,463
Core deposits excluding escrow balances	65,560	65,116	65,058	65,159	64,884	65,146	65,019	65,479	64,532	63,826	64,182	64,274	63,743

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CAPITALIZATION (Period End)
(in millions, except per share data)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005

COMMON STOCK ROLLFORWARD
Beginning balance	602.2	601.9	603.3	604.9	605.1	609.9	609.5	610.0	610.3	613.8	615.0	615.0	619.3
Shares issued under stock award plans	.6	1.0	.6	.2	.6	.9	1.9	.8	.9	1.3	.9	.5	.4
Shares repurchased under repurchase authorizations	—	(.6)	(2.0)	(1.7)	(.6)	(5.6)	(1.2)	(.9)	(1.0)	(4.4)	(2.1)	(.4)	(4.6)
Shares exchanged for stock award plans	(.2)	(.1)	—	(.1)	(.2)	(.1)	(.3)	(.4)	(.2)	(.4)	—	(.1)	(.1)

Ending Balance	602.6	602.2	601.9	603.3	604.9	605.1	609.9	609.5	610.0	610.3	613.8	615.0	615.0

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	—	.6	2.0	1.7	.6	5.6	1.2	.9	1.0	4.4	2.1	.4	4.6
Average price per share of repurchased common shares	—	$37.02	$36.21	$36.32	$36.31	$36.12	$37.00	$34.92	$34.62	$34.05	$33.96	$33.78	$32.70
Total cost	—	$22.7	$71.1	$62.4	$22.3	$204.3	$44.4	$30.6	$35.8	$149.6	$70.7	$14.0	$150.4
Common shares remaining under authorization	13.5	13.5	14.1	16.1	17.8	18.4	24.0	25.2	26.1	27.1	31.5	33.6	34.0
Shares outstanding:
Average basic	602.4	601.8	602.7	603.7	605.1	608.9	610.3	609.8	609.6	610.9	615.1	615.1	615.7
Average diluted	611.2	610.7	611.0	611.9	613.3	617.5	619.4	617.7	617.7	618.6	622.7	622.8	622.8
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005

Line of business staff:
Consumer and Small Business Financial Services	12,773	12,714	12,764	12,787	12,807	12,780	12,481	12,494	12,488	12,418	12,437	12,315	12,274
Wholesale Banking	2,466	2,465	2,459	2,472	2,427	2,427	2,442	2,449	2,458	2,454	2,491	2,498	2,507
National City Mortgage	6,843	6,764	6,837	6,860	6,937	7,088	7,268	7,344	7,305	7,345	7,352	7,673	7,703
National Consumer Finance:
First Franklin Financial Corporation	2,506	2,460	2,475	2,446	2,441	2,451	2,390	2,390	2,406	2,432	2,412	2,571	2,676
National City Home Loan Services	640	600	593	573	567	579	560	554	518	510	517	510	510
National Home Equity	438	436	440	435	436	469	468	474	484	488	494	503	504
National Recreation Finance	—	—	1	4	10	10	49	49	52	52	52	56	63

Total National Consumer Finance	3,584	3,496	3,509	3,458	3,454	3,509	3,467	3,467	3,460	3,482	3,475	3,640	3,753
Asset Management	1,505	1,498	1,486	1,505	1,513	1,518	1,525	1,532	1,520	1,511	1,502	1,506	1,526
Corporate support staff(2)	6,580	6,539	6,566	6,609	6,600	6,629	6,600	6,576	6,617	6,596	6,602	6,638	6,707

Total Employees	33,751	33,476	33,621	33,691	33,738	33,951	33,783	33,862	33,848	33,806	33,859	34,270	34,470

(1)	Represents period-end, active, full-time equivalent employees

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
(in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005

Average Total Deposits(1)	$56,781	$56,407	$56,392	$56,367	$56,425	$56,481	$55,965	$56,028	$55,498	$54,770	$54,694	$54,949	$54,461
DEPOSIT ACCOUNT METRICS(1) (2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$2,914	$2,934	$3,002	$2,988	$3,059	$3,095	$3,123	$3,306	$3,252	$3,210	$3,147	$3,135	$3,096
Number of accounts(3)	1,707	1,714	1,723	1,729	1,720	1,717	1,711	1,715	1,726	1,733	1,737	1,737	1,747
Interest Bearing Checking
Average total balance	$8,078	$7,994	$8,030	$8,037	$8,073	$8,133	$8,109	$8,326	$8,098	$7,929	$8,010	$8,035	$7,900
Number of accounts(3)	1,129	1,120	1,108	1,095	1,075	1,061	1,044	1,025	1,008	991	979	969	961
Money Market Savings
Average total balance	$13,862	$13,743	$13,710	$13,753	$13,762	$13,822	$13,773	$13,697	$13,683	$13,556	$13,481	$13,376	$13,261
Number of accounts(3)	971	960	948	933	905	888	869	851	836	815	794	779	768
Regular savings
Average total balance	$1,555	$1,580	$1,605	$1,652	$1,717	$1,764	$1,793	$1,819	$1,833	$1,815	$1,839	$1,864	$1,896
Number of accounts(3)	540	547	556	563	574	583	591	599	607	616	624	634	642
Business Deposits:
Average total balance	$8,779	$8,674	$8,631	$8,539	$8,611	$8,619	$8,304	$8,289	$8,285	$8,200	$8,324	$8,773	$8,772
Number of accounts(3)	404	403	402	400	396	395	394	392	390	388	387	387	387
Time Deposits:
Average total balance	$21,479	$21,380	$21,311	$21,294	$21,107	$20,957	$20,767	$20,506	$20,259	$19,980	$19,828	$19,692	$19,475
Number of accounts(3)	1,054	1,051	1,053	1,054	1,048	1,039	1,038	1,032	1,022	1,013	1,007	1,005	1,004
CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)	2,124	2,337	2,110	3,074	2,531	2,491	2,421	1,966	2,702	3,853	1,792	1,854	1,879
Other(5)	2,126	2,137	1,912	2,331	2,098	2,057	2,264	1,689	1,570	1,022	997	879	969
Home equity and other lines of credit	5,833	6,547	6,550	6,720	5,087	6,541	6,577	6,912	6,193	4,581	4,157	5,044	5,527

Total consumer loan originations	10,083	11,021	10,572	12,125	9,716	11,089	11,262	10,567	10,465	9,456	6,946	7,777	8,375

BANK BRANCHES AND OTHER
Total bank branches	1,254	1,254	1,253	1,254	1,248	1,245	1,243	1,231	1,230	1,230	1,227	1,220	1,220
ATMs	1,965	1,964	1,960	1,957	1,960	1,968	1,967	1,954	1,949	1,945	1,938	1,935	1,934
Online banking customers	1,621,800	1,604,609	1,572,084	1,539,606	1,492,613	1,462,992	1,421,577	1,390,907	1,359,249	1,328,120	1,298,121	1,276,855	1,261,859

(1)	Restated to reflect the reassignment of certain deposits with the Wholesale Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
ASSET MANAGEMENT PERFORMANCE MEASURES
(in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$60,546	$60,468	$59,744	$58,736	$59,217	$61,230	$62,131	$62,669	$66,748	$66,047	$65,010	$64,290	$63,914
Estimated change due to market impact	651	698	731	963	446	(551)	(594)	452	939	6	1,039	316	1,146
Other activity, net	608	(620)	(7)	45	(927)	(1,462)	(307)	(990)	(5,018)	695	(2)	404	(770)

Value at end of period	61,805	60,546	60,468	59,744	58,736	59,217	61,230	62,131	62,669	66,748	66,047	65,010	64,290

Non-managed assets:
Value at beginning of period	51,725	50,910	49,784	49,798	48,261	48,633	48,404	48,018	43,340	43,487	42,750	42,229	41,546
Estimated change due to market impact	595	423	875	8	839	(168)	(192)	456	306	(14)	934	269	896
Other activity, net	(489)	392	251	(22)	698	(204)	421	(70)	4,372	(133)	(197)	252	(213)

Value at end of period	51,831	51,725	50,910	49,784	49,798	48,261	48,633	48,404	48,018	43,340	43,487	42,750	42,229

Total assets at end of period	$113,636	$112,271	$111,378	$109,528	$108,534	$107,478	$109,863	$110,535	$110,687	$110,088	$109,534	$107,760	$106,519

Proprietary mutual fund assets (included above)	$12,545	$12,036	$11,946	$11,879	$11,672	$11,848	$11,833	$11,828	$12,198	$12,078	$12,040	$12,213	$11,567
NATIONAL CITY MORTGAGE STATISTICS
$ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005

ORIGINATION AND SALES DATA
Applications(1)	$6,323	$6,514	$5,871	$6,462	$5,361	$5,979	$6,508	$6,017	$7,137	$5,517	$5,648	$4,579	$6,029
Percentage of applications represented by refinances	53%	58%	56%	52%	48%	46%	46%	45%	47%	49%	53%	53%	50%
Originations:
Retail	$2,162	$2,276	$2,196	$2,439	$2,225	$2,625	$2,571	$2,294	$2,398	$1,994	$1,803	$2,253	$2,462
Wholesale	1,429	1,539	1,225	1,318	1,030	1,343	1,336	1,260	1,438	1,138	1,107	1,444	1,392
Less: loan originations for other units (NHE) and portfolio	(409)	(431)	(398)	(402)	(366)	(404)	(408)	(427)	(430)	(373)	(334)	(395)	(423)

Total originations for sale	$3,182	$3,384	$3,023	$3,355	$2,889	$3,564	$3,499	$3,127	$3,406	$2,759	$2,576	$3,302	$3,431

Percentage of originations represented by refinances	56%	56%	52%	48%	47%	43%	46%	48%	50%	55%	55%	48%	51%
Loan Sales:
Loans sold servicing retained	$2,564	$2,070	$2,581	$2,325	$2,504	$2,868	$2,549	$2,167	$2,198	$3,028	$3,010	$3,347	$2,863
Loans sold servicing released	358	467	231	463	316	235	237	266	258	161	108	202	242

Total loan sales	$2,922	$2,537	$2,812	$2,788	$2,820	$3,103	$2,786	$2,433	$2,456	$3,189	$3,118	$3,549	$3,105

SERVICING DATA
Mortgage loans serviced for third parties	$161,984	$161,740	$162,202	$161,653	$160,895	$161,096	$160,652	$160,777	$160,983	$161,380	$160,441	$159,580	$159,040

(1)	Includes loans originated for sale and to be held in portfolio

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
FIRST FRANKLIN STATISTICS(1)
(in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005

ORIGINATION AND SALES DATA
Applications(2)	$4,261	$4,994	$4,024	$4,707	$4,033	$4,583	$4,137	$3,348	$3,633	$3,233	$3,123	$3,605	$3,711
Originations:
Total loan originations	$2,559	$2,854	$2,370	$2,891	$2,481	$2,696	$2,290	$1,790	$2,036	$1,777	$1,765	$2,327	$2,203
Less: portfolio loan originations	—	—	—	(1)	—	(1)	—	—	(222)	(199)	(459)	(223)	(654)

Total originations for sale	$2,559	$2,854	$2,370	$2,890	$2,481	$2,695	$2,290	$1,790	$1,814	$1,578	$1,306	$2,104	$1,549

Percentage of originations represented by refinances	35%	37%	27%	28%	27%	24%	27%	29%	31%	34%	36%	32%	33%
Weighted-average note rate	8.08%	8.11%	8.43%	8.42%	8.39%	8.29%	8.29%	8.23%	8.19%	8.14%	8.10%	8.00%	7.83%
Weighted-average credit score(3)	657	654	648	649	651	652	649	653	654	651	652	655	652
Sales to third parties:
Loans sold servicing retained	$2,741	$2,553	$4,146	—	$2,649	$464	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071	$1,530
Loans sold servicing released	—	—	—	$868	—	1,928	—	—	—	—	—	—	—

Total Loan sales	$2,741	$2,553	$4,146	$868	$2,649	$2,392	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071	$1,530

Total loan sale revenue	$43	$33	$8	$12	$42	$59	$25	$29	$26	$23	$11	$29	$18
PORTFOLIO STATISTICS(4)
Period-end portfolio balance	$7,903	$8,257	$8,302	$15,326	$16,000	$16,583	$17,281	$17,918	$18,254	$18,693	$18,774	$18,681	$18,801
Weighted-average note rate	7.92%	7.87%	7.83%	7.53%	7.51%	7.48%	7.45%	7.41%	7.34%	7.29%	7.25%	7.18%	7.12%
Weighted-average loan size	$93,614	$94,528	$95,025	$101,908	$102,390	$102,939	$103,645	$104,339	$106,513	$108,389	$109,371	$110,417	$111,752
Weighted-average credit score(3)(5)	629	635	635	644	644	645	645	647	647	647	646	652	652
First-lien weighted-average loan-to-value ratio(6)	77.75%	77.84%	77.92%	77.19%	77.25%	77.31%	77.37%	77.44%	77.48%	77.55%	77.57%	77.57%	77.58%
SERVICING DATA
Mortgage loans serviced for third parties	$35,850	$30,573	$28,626	$24,952	$25,521	$23,288	$23,287	$22,021	$20,232	$19,391	$18,266	$16,909	$15,105

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Includes loans originated for sale and to be held in portfolio.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	These loans are retained in the residential real estate portfolio.

(5)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(6)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.